FIRST AMENDMENT TO THE
                      INDIANA ENERGY, INC.
                ANNUAL MANAGEMENT INCENTIVE PLAN
    (AS LAST AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1987)



     Pursuant  to Paragraph G of the Indiana Energy, Inc.  Annual

Management Incentive Plan (the Plan), Energy amends  the  first sentence  of  Paragraph D, effective as of October  1,  1997,  to provide, in its entirety, as follows:



          D. Determination of Annual Incentive Bonus. The eligible employees' annual incentive bonus for each Award Period will be based on two separate components, corporate performance and individual performance, except for the Chief Executive Officer and President of Energy whose incentive bonus will be based only on corporate performance.



     This  First  Amendment has been approved  by  the  Board  of

Directors of Indiana Energy, Inc. on September 25, 1998.



                              INDIANA ENERGY, INC.



                              By
                                   /s/ Anthony E. Ard
                                   Its Secretary